POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John F. Guyot, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Michael P. Kiley, Barry G. Ward and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2014.

JOHN F. GUYOT
John F. Guyot

SUBSCRIBED AND SWORN to before me this 26th day of March, 2014.

RACHEL MEYER
Notary Public

My Commission Expires:

06/05/2017

POWER OF ATTORNEY

STATE OF	NEW YORK	)
) ss.
COUNTY OF	NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Michael P. Kiley, being a Director and Chief Executive Officer of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Barry G. Ward, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of March, 2014.

MICHAEL P. KILEY
Michael P. Kiley

SUBSCRIBED AND SWORN to before me this 28th day of March, 2014.

SHARON KANG
Notary Public

My Commission Expires:

November 25, 2017

POWER OF ATTORNEY

STATE OF	NEW YORK	)
) ss.
COUNTY OF	NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Anthony D. Minella, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Michael P. Kiley, Barry G. Ward, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of April, 2014.

ANTHONY D. MINELLA
Anthony D. Minella

SUBSCRIBED AND SWORN to before me this 2nd day of April, 2014.

SHARON KANG
Notary Public

My Commission Expires:

November 25, 2017

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Roger S. Offermann, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Michael P. Kiley, Barry G. Ward, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 2014.

ROGER S. OFFERMANN
Roger S. Offermann

SUBSCRIBED AND SWORN to before me this 27th day of March, 2014.

RACHEL MEYER
Notary Public

My Commission Expires:

06/05/2017

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Barry G. Ward, being a Director and Chief Financial Officer of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Michael P. Kiley, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 2014.

BARRY G. WARD
Barry G. Ward

SUBSCRIBED AND SWORN to before me this 31st day of March, 2014.

RACHEL MEYER
Notary Public

My Commission Expires:

06/05/2017

POWER OF ATTORNEY

STATE OF	NEW YORK	)
) ss.
COUNTY OF	NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Katherine P. White, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Michael P. Kiley, Barry G. Ward, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 2014.

KATHERINE P. WHITE
Katherine P. White

SUBSCRIBED AND SWORN to before me this 31st day of March, 2014.

SANJEEV KUMAR
Notary Public

My Commission Expires:

03/24/2015

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Douglas G. Wolff, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Michael P. Kiley, Barry G. Ward, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240
Variable Annuity Account A (AdvisorDesigns-New York)	333-89236
Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084
Variable Annuity Account B (AdvanceDesigns – New York)	333-118136
Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 2014.

DOUGLAS G. WOLFF
Douglas G. Wolff

SUBSCRIBED AND SWORN to before me this 27th day of March, 2014.

RACHEL MEYER
Notary Public

My Commission Expires:

06/05/2017